UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 8, 2007
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-5959	23-3064219
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of the shareholders of Exelon Corporation (Exelon) held on May 8, 2007, the term of Edgar D. Jannotta as a director of Exelon expired and he retired from the board. In addition, Richard L. Thomas and Ronald Rubin retired from the board under the terms of the Board’s retirement policy.
At the annual meeting of shareholders, Don Thompson was elected as a Class I director to serve a three-year term ending in 2010. Mr. Thompson was appointed to the Energy Delivery Oversight and Generation Oversight committees. Stephen D. Steinour was elected as a Class III director to serve a two-year term ending in 2009. Mr. Steinour was appointed to the Audit, Compensation and Generation Oversight committees.
As previously disclosed, on December 4, 2006 the Compensation Committee amended the Exelon Corporation Deferred Compensation Plan to allow participants to elect during 2006 to receive a distribution of their account balances in a lump sum in the third quarter of 2007, in a lump sum upon termination of employment prior to eligibility for retirement, or in a lump sum or annual installments upon retirement. On May 8, 2007 the Board approved a further amendment to the plan to provide that if a participant in the plan is an Executive Vice President or above and has achieved 200% of the officer’s stock ownership requirement and elected to receive a lump sum distribution in 2008, the participant may elect to receive the lump sum distribution in 2008 in one of the following forms: 100% in stock, 100% in cash, or 75% in cash and 25% in stock.
On May 8, 2007, the Exelon board approved an amendment to Exelon’s corporate governance principles concerning the recoupment of certain incentive compensation paid to executive officers in the event of a restatement of financial results resulting from fraud or intentional misconduct. The policy states that in the event that an executive officer’s fraud or intentional misconduct causes a material misstatement, the Exelon board will seek to recoup previously paid incentive compensation that would not have been paid to that executive officer but for the restatement. Under the policy the Board would have the discretion to determine whether the conditions have been satisfied and whether recoupment would be in the best interests of Exelon and its shareholders. The revised corporate governance principles will be posted on Exelon’s website, www.exeloncorp.com, on the Corporate Governance tab of the Investor Relations page.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 8, 2007, at Exelon’s annual meeting of shareholders, the shareholders adopted amendments to the articles of incorporation to provide for the annual election of directors. Conforming amendments to Exelon’s bylaws previously approved by the board took effect concurrently with the shareholders’ approval of the amendments to the articles of incorporation. The text of the amendments to the articles of incorporation and the bylaws was included in the proxy statement for the annual meeting.
Item 8.01 Other Events.
On May 8, 2007 Exelon conducted its annual meeting of shareholders. All of the nominees for director received a majority of the votes cast and were elected, consistent with the majority voting provisions of Exelon’s bylaws. The appointment of PricewaterhouseCoopers LLC as Exelon’s independent accountants was approved with over 98% of the votes cast. The amendments to the articles of incorporation to provide for the annual election of directors were approved with over 97% of the votes cast. The shareholder proposal regarding severance benefits was not approved, receiving approximately 35.2% of the votes cast. The exact results of the voting at the meeting were as follows:

PROPOSAL #1. The election of six directors.

NAME	FOR	AGAINST	ABSTAIN
Class I directors to serve a term of three years
Nicholas DeBenedictis	458,731,310	83,641,677	7,044,481
Sue L. Gin	536,508,585	6,315,167	6,593,716
William C. Richardson	536,985,739	5,825,921	6,605,808
Thomas J. Ridge	421,335,195	119,271,938	8,810,335
Don Thompson	536,700,363	5,899,904	6,817,201
Class III director to serve a term of two years
Stephen D. Steinour	536,762,711	5,781,618	6,873,139
PROPOSAL #2. Ratify PricewaterhouseCoopers, LLP as Exelon’s independent accountant for the year 2007.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
540,749,869	2,952,609	5,714,990
PROPOSAL #3. Amend Exelon’s Articles of Incorporation to allow for the annual election of all directors beginning in 2008.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
533,610,590	9,128,788	6,678,090
PROPOSAL #4. A shareholder proposal to require shareholder approval of future executive severance benefits.

FOR	AGAINST	ABSTAIN	BROKER NO VOTE
166,061,956	292,536,300	13,365,472	77,453,740
* * * * *
This combined Form 8-K is being furnished separately by Exelon, Exelon Generation Company, LLC, Commonwealth Edison Company, and PECO Energy Company (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s First Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC PECO ENERGY COMPANY
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets and Chief Financial Officer Exelon Corporation

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer Commonwealth Edison Company

May 14, 2007